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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 -------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                          JULY 22, 2003 (JULY 22, 2003)

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                                DOUBLECLICK INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                   000-23709                           13-3870996
          (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER IDENTIFICATION NO.)


                          450 WEST 33RD STREET
                            NEW YORK, NEW YORK            10001
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (212) 683-0001
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      N.A.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 9. REGULATION FD DISCLOSURE INFORMATION FURNISHED PURSUANT TO ITEM 12.
DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 22, 2003, DoubleClick announced its financial results for the fiscal quarter ended June 30, 2003 and certain other information. The full text of the press release issued in connection with the announcement is attached as Exhibit
99.1 to this Current Report on Form 8-K.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

The attached press release discloses the Company's net cash position as of June 30, 2003, which may be considered to be a non-GAAP financial measure, and reconciles the Company's net cash position to its cash, cash equivalents, restricted cash and investments in marketable securities as of June 30, 2003, as determined in accordance with GAAP. Net cash is considered a liquidity measure and provides useful information to management and investors about the amount of cash available to the Company after taking into account outstanding debt and capital lease obligations. Management refers to this financial measure in making operating decisions, for budget planning purposes and in considering strategic opportunities including strategic acquisitions and repurchasing stock or bonds. This measure should be considered in addition to, not as a substitute for, or superior to or other measures of the Company's financial position prepared in accordance with generally accepted accounting principles.
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EXHIBIT NUMBER

99.1    Press Release dated July 22, 2003.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DOUBLECLICK INC.
                                       -----------------------------------
                                       (Registrant)


                                       By:    /s/ Bruce Dalziel
                                       -----------------------------------
                                       Name:  Bruce Dalziel
                                       Title: Chief Financial Officer

Dated: July 22, 2003
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EXHIBIT                             EXHIBIT INDEX
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
99.1                                Press Release dated July 22, 2003
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